PHOENIX INSTITUTIONAL MUTUAL FUNDS
                         PHOENIX INSTITUTIONAL BOND FUND
                    PHOENIX LOW DURATION CORE PLUS BOND FUND

                      Supplement dated May 10, 2005 to the
           Statement of Additional Information dated February 28, 2005

The disclosure contained in the Statement of Additional Information for the Phoenix Institutional Mutual Funds dated February 28, 2005 is hereby supplemented as follows:

Under "Distribution Plan" on page 27 of the Statement of Additional Information, the third sentence in the first paragraph is replaced with the following sentence:

Pursuant to the Plan, the Funds shall pay the Distributor an amount equal to 0.25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts.

This replacement corrects a typographical error in the Class Y service fee paid by the Funds.




    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.


PXP 3090/PIMF-ClassYDist (05/05)